                                                         EXHIBIT 10(cxxxiv)


                                 AMENDMENT NO. 1
                                     TO THE
          THE NORTH AMERICAN COAL CORPORATION RETIREMENT SAVINGS PLAN


                 The North American Coal Corporation hereby adopts this Amendment No. 1 to The North American Coal Corporation Retirement Savings Plan (the "Plan"), effective as of the dates indicated herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.
                                   Section 1
                                   ---------

                 Effective January 1, 1989, Section 1.1(21)(a) of the Plan is hereby amended by deleting the phrase "Effective as of January 1, 1987" and replacing it with the phrase "Unless the Company elects one of the simplified methods in Code Section 414(q) or Revenue Procedure 93- 42."

                                   Section 2
                                   ---------

                 Effective January 1, 1994, Section 4.6(4) of the Plan is hereby amended by adding the following sentence to the end thereof:

             "In the event a reduction is necessary to avoid exceeding the limitations set forth in this Section, and the individual is a participant in two defined contribution plans maintained by the Controlled Group, the affected individual's benefits under the other defined contribution plan shall be reduced to the extent necessary to avoid exceeding such limitations."


                                   Section 3
                                   ---------

                 Effective January 1, 1994, a new Section 6.1(3) is hereby added to the Plan, immediately following Section 6.1(2), to read as follows:

                 "(3) The Administrative Committee shall provide the Participant or Death Beneficiary with the application form (whichshall contain a general description of the optional forms of benefit available under the
Plan) and such other information required to be provided under Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less than 30 days after such form and information are provided to the Participant or Death Beneficiary, provided that: (a) the Administrative Committee clearly informs the recipient that he has a right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a

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                                                                               2


particular form of benefit), and (b) the recipient, after receiving the information, affirmatively elects the distribution or withdrawal."


                                   Section 4
                                   ---------

                 Effective as of January 1, 1993, Section 6.8(2) of the Plan is hereby amended in its entirety to read as follows:

                 "(2) Except as provided in Subsection (3) of this Section, all distributions under the Plan shall be made in the form of cash payments made directly to the Participant or Death Beneficiary."

                                   Section 5
                                   ---------

                 Effective as of January 1, 1993, a new Section 6.8(3) is hereby added to the Plan, immediately following Section 6.8(2), to read as follows:

                 (3) (a) Notwithstanding any provision of the Plan to the contrary, if a Participant or Death Beneficiary who is a Spouse is eligible to receive a distribution from the Plan that constitutes an "eligible rollover distribution" (as defined in paragraph (d) of this Subsection) and the Participant or Spouse elects to have all or a portion (at least $500) of such distribution paid directly to an "eligible retirement plan" (as defined in paragraph (c) of this Subsection) and specifies the eligible retirement plan to which the distribution is to be paid, such distribution (or portion thereof) shall be made in the form of a direct rollover to the eligible retirement plan so specified. A direct rollover is a payment made by the Plan to the eligible retirement plan so specified for the benefit of the Participant or Spouse. Notwithstanding the foregoing, a direct rollover of an eligible rollover distribution shall not be made if the Participant's or Spouse's eligible rollover distributions for a Plan Year are reasonably expected to total less than $200. Unless otherwise specifically provided herein, for purposes of this Subsection, the terms "Spouse" shall include a former Spousewho is an alternate payee under a qualified domestic relations order.

                 (b) The Administrative Committee shall prescribe reasonable procedures for the elections to be made pursuant to this Subsection. Within a reasonable period of time (as prescribed by Treasury Regulations or rulings) before the payment of an eligible rollover distribution, the Administrative Committee shall provide a written notice to the Participant or Spouse describing the rights under this Section and such other information required to be provided under Section 402(f) of the Code.

                 (c) For purposes of this Subsection, the term "eligible retirement plan" means an individual retirement account or annuity under
Section 408 of the Code, a defined contribution plan under Section 401(a) of the Code that accepts rollovers, an annuity plan under Section 403(a) of the Code and any other type of plan that is included within the definition of "eligible retirement plan" under Section 401(a)(31)(D) of the Code; provided, however that with respect to a Spouse (but not a former Spouse who is an alternate payee) who receives a distribution after a Participant's death, an "eligible retirement plan" shall mean only an individual retirement account or annuity under Section 408 of the Code.





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                 (d)  For purposes of this Subsection, the term "eligible
rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee from an employees' trust described in
Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code, except (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and a designated beneficiary, or for a specified period of 10 years or more, (ii) any distribution to the extent it is required under Section 401(a)(9) of the Code, (iii) the portion of any distribution that is not includible in gross income, and (iv) such other amounts specified in Treasury regulations or rulings, notices or announcements issued under Section 402(c) of the Code.

                 (e) The provisions of this Subsection are intended to comply with the provisions of Section 401(a)(31) of the Code and shall be interpreted in accordance with such Section and Treasury Regulations and rulings thereunder."


                                   Section 6
                                   ---------

                 Effective January 1, 1994, the first sentence of Section 6.11(1) of the Plan is hereby amended in its entirety to read as follows:

         "A Participant who is either an Employee of an Employer or a Controlled Group Member or a "party-in-interest" (as defined in
         Section 3(14) of ERISA) may apply on a form provided by the Administrative Committee for a loan from his Total Account."


                                   Section 7
                                   ---------

                 Effective as of January 1, 1993, Section 6.11(2)(b) of the Plan is hereby amended by adding the paranthetical phrase "(including the Loan Account)" after the phrase "Total Account" therein.

                                   Section 8
                                   ---------

                 Effective as of January 1, 1993, Section 6.11(4)(d)(iii) of the Plan is hereby amended by deleting the phrase "used to acquire or refinance a dwelling" and replacing it with the phrase "used to acquire a dwelling".





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                                   Section 9
                                   ---------

                 Effective as of January 1, 1994, Section 6.11(4)(d)(v)(C) of the Plan is hereby amended by deleting the phrase "thirty (30) days" and replacing it with the phrase "sixty (60) days".

                                   Section 10
                                   ----------

                 Effective January 1, 1994, Section 6.11(4)(d)(v)(C)(III) of the Plan is hereby amended by deleting the phrase "his termination of employment with the Controlled Group or" therefrom.

                                   Section 11
                                   ----------

                 Effective as of January 1, 1994, Section 14.1 and 14.2 of the Plan are hereby amended by replacing the word "Company" each time it shall appear in such Section with the phrase "Nominating, Organization and Compensation Committee of the Board of Directors of the Company".

                 EXECUTED this 30th day of December, 1993, to be effective as
of the date indicated above.   ----        --------

                                            THE NORTH AMERICAN COAL
                                            CORPORATION


                                            By: /S/ Thomas A. Koza
                                               --------------------
                                               Title: Vice President/Law &
                                                      Administration, Secretary




VOL402CL Doc: 5862.1